SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: April 8, 1997



                        THE ASHTON TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    333-1182           22-6650372
--------------------------------------------------------------------------------
(State of other jurisdiction of      (Commission     (IRS Employer
 incorporation)                       File Number)    Identification Number)


1900 Market Street, Suite 701, Philadelphia, Pennsylvania             19103
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (215) 751-1900

Item 5.  Other Events

     On April 8, 1997, The Ashton Technology Group, Inc. (the "Company") announced that its Universal Trading Technologies Corporation (UTTC) subsidiary had completed the development of its initial online trading product for the financial securities industry. The UTTC product is an electronic securities pricing system that standardizes a trading technique, known as the Volume Weighted Average Price (VWAP(TM)) execution, which is increasingly in demand by institutional investors. A copy of the Company's press release issued on April 8, 1997 is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         99.1 Press Release of the Company dated April 8, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  April 15, 1997                       The Ashton Technology Group, Inc.
                                            ---------------------------------
                                                      (Registrant)


                                            By:  /s/ Fredric W. Rittereiser
                                                 --------------------------
                                                 Fredric W. Rittereiser
                                                 Chief Executive Officer